UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : August 25, 2004

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2004, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2004-BC1)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-112231-04             13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as depositor, Merrill Lynch Mortgage Lending, Inc., as Seller, Litton Loan Servicing, LP, as servicer, and JPMorgan Chase Bank, as trustee.

     On August 25, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 25, 2004 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2004-BC1
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  September 1, 2004             By:   /s/  Mary R. Fonti
                                        ---------------------------------------
                                         Mary R. Fonti
                                         Vice President




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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 25, 2004

                                  Exhibit 99.1


             Monthly Certificateholder Statement on August 25, 2004




                 Specialty Underwriting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2004-BC1
                                Statement to Certificate Holders
                                      August 25, 2004
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----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A       215,128,000.00    196,137,740.96    5,733,552.79     272,958.36     6,006,511.15     0.00         0.00      190,404,188.17
A1B        11,322,000.00     11,322,000.00            0.00      17,643.45        17,643.45     0.00         0.00       11,322,000.00
A2        206,675,000.00    188,916,222.41    7,642,134.39     264,482.71     7,906,617.10     0.00         0.00      181,274,088.02
M1         34,125,000.00     34,125,000.00            0.00      55,737.50        55,737.50     0.00         0.00       34,125,000.00
M2         27,563,000.00     27,563,000.00            0.00      57,882.30        57,882.30     0.00         0.00       27,563,000.00
M3          9,188,000.00      9,188,000.00            0.00      21,055.83        21,055.83     0.00         0.00        9,188,000.00
B1         14,438,000.00     14,438,000.00            0.00      37,899.75        37,899.75     0.00         0.00       14,438,000.00
B2          6,561,000.00      6,561,000.00            0.00      22,963.50        22,963.50     0.00         0.00        6,561,000.00
R                 100.00              0.00            0.00           0.00             0.00     0.00         0.00                0.00
C                   0.00              0.00            0.00   1,360,108.58     1,360,108.58     0.00         0.00                0.00
P                   0.00              0.00            0.00     429,003.02       429,003.02     0.00         0.00                0.00
TOTALS    525,000,100.00    488,250,963.37   13,375,687.18   2,539,735.00    15,915,422.18     0.00         0.00      474,875,276.19

X         525,000,000.00    385,527,926.16            0.00     642,546.54       642,546.54     0.00         0.00      356,881,094.58
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1A       84751PBV0       911.72576773    26.65182027     1.26881838    27.92063864          885.07394746      A1A      1.670000 %
A1B       84751PBW8     1,000.00000000     0.00000000     1.55833333     1.55833333        1,000.00000000      A1B      1.870000 %
A2        84751PBX6       914.07389578    36.97657864     1.27970345    38.25628209          877.09731714      A2       1.680000 %
M1        84751PBZ1     1,000.00000000     0.00000000     1.63333333     1.63333333        1,000.00000000      M1       1.960000 %
M2        84751PCA5     1,000.00000000     0.00000000     2.10000000     2.10000000        1,000.00000000      M2       2.520000 %
M3        84751PCB3     1,000.00000000     0.00000000     2.29166630     2.29166630        1,000.00000000      M3       2.750000 %
B1        84751PCC1     1,000.00000000     0.00000000     2.62500000     2.62500000        1,000.00000000      B1       3.150000 %
B2        84751PCD9     1,000.00000000     0.00000000     3.50000000     3.50000000        1,000.00000000      B2       4.200000 %
R         84751PCE7         0.00000000     0.00000000     0.00000000     0.00000000            0.00000000      R        1.670000 %
TOTALS                    930.00165785    25.47749454     4.83758955    30.31508409          904.52416331

X         84751PBY4       734.33890697     0.00000000     1.22389817     1.22389817          679.77351349      X        2.000000 %
---------------------------------------------------------------------------------------------------------   ----------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930

Section 4.05(a)(i)             Scheduled Principal                                                              403,934.28
                               Principal Prepayments                                                         12,971,752.90
                               Group 1 Repurchased Principal                                                          0.00
                               Group 2 Repurchased Principal                                                          0.00
                               Extra Principal Distribution Amount                                                    0.00
                               Prepayment Penalties                                                             429,003.02

Section 4.05(a)(v)             Total Beginning Number of Loans                                                       3,164
                               Total Beginning Collateral Balance                                           488,259,700.62
                               Total Ending Number of Loans                                                          3,084
                               Total Ending Collateral Balance                                              474,884,013.44

Section 4.05(a)(v)             Group 1 Beginning Number of Loans                                                     1,694
                               Group 1 Beginning Collateral Balance                                         258,430,247.77
                               Group 1 Ending Number of Loans                                                        1,656
                               Group 1 Ending Collateral Balance                                            252,696,694.98

Section 4.05(a)(v)             Group 2 Beginning Number of Loans                                                     1,470
                               Group 2 Beginning Collateral Balance                                         229,829,452.85
                               Group 2 Ending Number of Loans                                                        1,428
                               Group 2 Ending Collateral Balance                                            222,187,318.46

Section 4.05(a)                O/C Amount                                                                         8,737.25
                               Targeted O/C Amount                                                                    0.00
                               O/C Deficiency Amount                                                                  0.00
                               O/C Release Amount                                                                     0.00
                               Monthly Excess Interest                                                        1,360,108.58
                               Monthly Excess Cash Flow Amount                                                1,360,108.58
Section 4.05(a)(vi)            Servicing Fee                                                                    203,344.87

Section 4.05(a)(viii)          Current Advances                                                                       0.00

Section 4.05(a)(ix)            Cumulative Realized Loss Amount                                                        0.00

                               Cumulative Class M1 Applied Realized Loss Amount                                       0.00
                               Cumulative Class M2 Applied Realized Loss Amount                                       0.00
                               Cumulative Class M3 Applied Realized Loss Amount                                       0.00
                               Cumulative Class B1 Applied Realized Loss Amount                                       0.00
                               Cumulative Class B2 Applied Realized Loss Amount                                       0.00

Section 4.05(a)(x)             Current Realized Loss Amount                                                           0.00
                               Current Class M1 Applied Realized Loss Amount                                          0.00
                               Current Class M2 Applied Realized Loss Amount                                          0.00
                               Current Class M3 Applied Realized Loss Amount                                          0.00
                               Current Class B1 Applied Realized Loss Amount                                          0.00
                               Current Class B2 Applied Realized Loss Amount                                          0.00

Section 4.05(a)(xi)                                                       Loans Delinquent
                                     Group 1
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month                        33             5,119,245.84                  2.03 %
                                    2 Month                        12             1,832,725.09                  0.73 %
                                    3 Month                        13             2,237,620.87                  0.89 %
                                    Total                      58                 9,189,591.80                  3.65 %
                                     Group 2
                                                                               Principal
                                    Category              Number                Balance               Percentage
                                    1 Month                        34             4,270,074.41                  1.92 %
                                    2 Month                        18             2,703,175.29                  1.22 %
                                    3 Month                        15             2,879,638.90                  1.30 %
                                     Total                         67             9,852,888.60                  4.44 %

                                    Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                      Loans in Foreclosure
                                     Group 1
                                                          Principal
                                     Number               Balance                Percentage
                                               2              387,719.27                  0.15 %
                                     Group 2
                                                          Principal
                                     Number               Balance                Percentage
                                               4            1,160,670.17                  0.52 %

Section 4.05(a)(xi)                                      Loans in Bankruptcy
                                     Group 1
                                                          Principal
                                     Number               Balance                Percentage
                                               1              168,824.21                  0.07 %
                                     Group 2
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00                  0.00 %

Section 4.05(a)(xiii)                                    Loans in REO
                                     Group 1
                                                          Principal
                                     Number               Balance                Percentage
                                               0              318,276.57                  0.13 %
                                     Group 2
                                                          Principal
                                     Number               Balance                Percentage
                                               0                    0.00                  0.00 %

Section 4.05(a)(xv)            Has the Step Down Trigger Occurred?                                                              YES

                               Rolling 3 Month Prior Delinquency Percentage                                                1.4869 %

                               Cumulative Realized Losses as a Percentage of Original Collateral Balance                   0.0000 %

Section 4.05(a)(xvi)           Class A1A Interest Carryforward Amount                                                          0.00
                               Class A1B Interest Carryforward Amount                                                          0.00
                               Class A2 Interest Carryforward Amount                                                           0.00
                               Class M1 Interest Carryforward Amount                                                           0.00
                               Class M2 Interest Carryforward Amount                                                           0.00
                               Class M3 Interest Carryforward Amount                                                           0.00
                               Class B1 Interest Carryforward Amount                                                           0.00
                               Class B2 Interest Carryforward Amount                                                           0.00
                               Class R Interest Carryforward Amount                                                            0.00

Section 4.05(a)(xvii)          Class A1A Interest Carryover Amount Paid                                                        0.00
                               Class A1B Interest Carryover Amount Paid                                                        0.00
                               Class A2 Interest Carryover Amount Paid                                                         0.00
                               Class M1 Interest Carryover Amount Paid                                                         0.00
                               Class M2 Interest Carryover Amount Paid                                                         0.00
                               Class M3 Interest Carryover Amount Paid                                                         0.00
                               Class B1 Interest Carryover Amount Paid                                                         0.00
                               Class B2 Interest Carryover Amount Paid                                                         0.00
                               Class R Interest Carryover Amount Paid                                                          0.00

Section 4.05(a)(xx)            Credit Risk Manager Fee Paid                                                                6,103.25

Section 4.05(a)                Weighted Average Mortgage Rate for All Loans                                                7.2815 %

                               Weighted Average Term to Maturity Group 1                                                        345
                               Weighted Average Term to Maturity Group 2                                                        342

Section 4.05(a)                Total Class Interest Accrual Relief Act Reduction                                               0.00
                               Class A1A Interest Accrual Relief Act Reduction                                                 0.00
                               Class A1B Interest Accrual Relief Act Reduction                                                 0.00
                               Class A2 Interest Accrual Relief Act Reduction                                                  0.00
                               Class M1 Interest Accrual Relief Act Reduction                                                  0.00
                               Class M2 Interest Accrual Relief Act Reduction                                                  0.00
                               Class M3 Interest Accrual Relief Act Reduction                                                  0.00
                               Class B1 Interest Accrual Relief Act Reduction                                                  0.00
                               Class B2 Interest Accrual Relief Act Reduction                                                  0.00
                               Class R Interest Accrual Relief Act Reduction                                                   0.00

Section 4.05(a)                Net Prepayment Interest Shortfalls                                                              0.00
                               Class A1A Interest Accrual Prepayment Interest Shortfall Reduction                              0.00
                               Class A1B Interest Accrual Prepayment Interest Shortfall Reduction                              0.00
                               Class A2 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                               Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                               Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                               Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                               Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                               Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                               0.00
                               Class R Interest Accrual Prepayment Interest Shortfall Reduction                                0.00

                               Beginning Cap Contract Balance                                                        497,896,813.35
                               Current Period Cap Contract Amount                                                              0.00
                               Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                               0.00
                               Cap Contract Amount Paid to C Class                                                             0.00
                               Ending Cap Contract Balance                                                           488,414,316.55

Section 4.05(a)                Class A1A Interest Carryover Amount                                                             0.00
                               Class A1A Unpaid Interest Carryover Amount                                                      0.00

Section 4.05(a)                Class A1B Interest Carryover Amount                                                             0.00
                               Class A1B Unpaid Interest Carryover Amount                                                      0.00

Section 4.05(a)                Class A2 Interest Carryover Amount                                                              0.00
                               Class A2 Unpaid Interest Carryover Amount                                                       0.00

                               Class M1 Interest Carryover Amount                                                              0.00
                               Class M1 Unpaid Interest Carryover Amount                                                       0.00

                               Class M2 Interest Carryover Amount                                                              0.00
                               Class M2 Unpaid Interest Carryover Amount                                                       0.00

                               Class M3 Interest Carryover Amount                                                              0.00
                               Class M3 Unpaid Interest Carryover Amount                                                       0.00

                               Class B1 Interest Carryover Amount                                                              0.00
                               Class B1 Unpaid Interest Carryover Amount                                                       0.00

                               Class B2 Interest Carryover Amount                                                              0.00
                               Class B2 Unpaid Interest Carryover Amount                                                       0.00

                               Class R Interest Carryover Amount                                                               0.00
                               Class R Unpaid Interest Carryover Amount                                                        0.00

Section 4.05(a)                Available Funds                                                                        16,128,965.70
                               Interest Remittance Amount                                                              2,753,278.52
                               Principal Remittance Amount                                                            13,375,687.18

Sec 4.06(ii) Class C Distributable Amount                                                                              1,360,108.58

Interest Earnings on Certificate Account Paid to Seller                                                                    1,447.67



                Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.
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